UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2005

Penn Treaty American Corporation
(Exact name of registrant as specified in charter)

Pennsylvania	001-14681	23-1664166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3440 Lehigh Street, Allentown, Pennsylvania 18103
(Address of Principal Executive Offices)     (Zip Code)

Registrant’s telephone number, including area code: (610) 965-2222

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d)

        On October 31, 2005, Penn Treaty American Corporation (the “Company”) appointed Eugene J. Woznicki to the Company’s Board of Directors. The appointment is to fill the vacancy created by the resignation of the Company’s Founding Chairman, Irving Levit, in June 2005. The term of this appointment will expire at the annual shareholders meeting in 2006.

        Mr. Woznicki has been named chairman of the Marketing Committee of the Company’s Board of Directors.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN TREATY AMERICAN CORPORATION

November 4, 2005	By: /s/ Mark Cloutier
Mark Cloutier Chief Financial Officer